Restaurant365

Restaurant365 Essentials Software Proposal for ARC Group

This proposal contains details concerning software, services, and pricing, as requested by Joe Dominiak, President and COO

PREPARED BY:

Josh O'Rourke, Sr. Account Exec
(619) 750-7944
jorourke@restaurant365.com

Restaurant365 Overview

ABOUT RESTAURANT365

Restaurant365 is the award-winning creator of restaurant specific SAAS software with a focus on accounting, inventory, labor, and payroll. Founded in 2011, the privately held company is headquartered in Irvine, CA with a second hub in Austin, TX. The company is financially backed by three prestigious private equity firms (Bessemer, Iconiq Capital, and Tiger Global).

ABOUT OUR CUSTOMERS

All of Restaurant365's customers have two things in common – a passion for hospitality and a commitment to provide it on sound financial footing. Thousands of multi-unit operators from all segments of the industry stand ready to share their R365 success stories.

ABOUT THIS PROPOSAL

Although Restaurant365 offers a complete suite of accounting and back office solutions, it isn't always possible to adopt all the features at the same time. This proposal provides a high-level overview of each of the features and integrations available and then contains the Phase 1 plan designed for you.

Product Highlights include:

- Restaurant specific accounting
- Inventory & Operations
- Scheduling
- Payroll & HR

Support & Software Assurance include:

- Unlimited Software Support
- Software Enhancements

Implementation Steps

- Accounting Implementation Process
- Operations Implementation Process

Pricing & Signature

- Fee breakdown for software (recurring)
- Conversion & Implementation fee (one time)

Begin your journey to the All-In-One


Your Vendors
CONTROL
STREAMLINE
Inventory
Accounting
GROW
R365
Connect
Your
Bank
Scheduling
Payroll+HR
OPTIMIZE
RETAIN
Your POS

Thank you for the opportunity to submit the R365 restaurant management software proposal for your growing restaurant company. R365's all-in-one solution for Accounting, Operations, Labor and Payroll will enable you to **untangle your business processes** and **uncover profit** margins that are now being smothered.

RESTAURANT SPECIFIC ACCOUNTING

With R365, **your accounting team will become a valuable asset to your operations team**. They will have a tool loaded with features designed to cut out administrative waste and facilitate the flow of info to restaurant managers.


YOUR POS
$212.30
GENERAL LEDGER

- Daily Detailed POS Integration
- Daily, Weekly, Period P/L w/ Drill-down
- Inter-company / Inter-location Accounting
- Credit Card, Bank, & Delivery Service Recon
- AP Automation w/ Paperless Workflow


STOCK COUNT DETAILS
SEARCH
Shredded Lettuce
2.5
Bell Pepper
5
Cabbage
QTY
Cauliflower
QTY

INVENTORY AND OPERATIONS

Tightly controlling food cost becomes a standard operating procedure with R365. The software ensures you **purchase** the right amount, **pay** the right price, and **prioritize** the troubleshooting of issues discovered.

- Mobile Stock Counting
- Actual v. Theoretical Reporting
- Vendor Invoice Integration
- Menu Engineering and Forecasting

SCHEDULING

Labor is the first-place unrealized profits can be found. R365 can replicate the forecasting and scheduling best practices of your top managers. Communication between team members opens up with the free employee messaging app.

- Daily, Hourly Smart Sales Forecasting
- Labor Matrix to Store Best Practices
- Schedule Write-back to POS*
- Intra-day 15 min labor pull from POS*
- Graphical Scheduling Interface w/ Dashboard


LABOR METRICS
Mon, Feb. 24, 2020
TODAY
Market Street Location
LABOR METRICS
OVERTIME HOURS
-5.75
Optimal Labor Variance
10%
Labor Percent of Sales
+3.75
Scheduled OT Variance
SCHEDULED
TOTAL
EMPLOYEES IN OT TODAY

*available with certain POS systems


PAYROLL
BATCH DETAILS
EARNINGS & DEDUCTIONS
CONFIRM BATCH DETAILS
TIME ENTRY
BATCH REPORT
The following employee has Gross Wages that exceed the allowed $3,000.00 limit
Click here to adjust limits
INCOME TYPE
UNITS
HOURS
Regular
1302
$14,419.32
Overtime
8
$121.92
Tips
$450.00
Salary
$16,000.00

PAYROLL + HR

Streamline the entire employee lifecycle, from hire to retire, with restaurant-specific payroll and HR technology. Built for high-volume, fast-paced restaurants, R365 Payroll + HR makes it easy for you to hire, onboard, pay, and support your workforce.

- Find and Onboard Employees Faster
- Execute Payroll Accurately and On Time
- Streamline Your HR Process

Software Subscription

Your Restaurant365 subscription grants you the right to access and use your software on an unlimited basis for unlimited users. Your subscription is an annual fee per restaurant and includes unlimited usage of all accounting functions for your non-restaurant locations and businesses. (Additional legal entities can be managed within our software at no additional charge).

UNLIMITED SOFTWARE SUPPORT

Restaurant365 Software Support covers unlimited support for your above-store software management team, as well as built in help and learning management systems within your software platform. Software Support is offered 6 days a week from 8am – 8pm CT.

SOFTWARE ENHANCEMENTS

Your Restaurant365 subscription grants you access to future enhancements and improvements to the tools and features that you have elected to enable within your proposed package below. We'll never stop innovating for our customers.

Scope of Project — Implementation

R365's team of restaurant industry operations and accounting experts will assist your team in rolling out your system. The process will include 1-on-1 trainings, video learning, and customized presentations for your team's unique business needs. Onsite visits or assistance from third-party certified providers are also available.

R365's implementation process is highly effective in helping our customers rollout their tools in a fast and efficient manner. The diagram below shows a general overview of the process.

R365 team members will assist your team in creating an onboarding plan to match the needs of your business.

ACCOUNTING IMPLEMENTATION PROCESS

Integrations
- POS and Validate DSS
- Banks
- Vendors

Train on Key Topics
- Daily Sales (DSS)
- AP Invoices
- Payroll Journal Entry
- Bank Transactions

Cutover
- R365 is System of Record
- Daily, Weekly, Monthly Responsibilities Assigned

Live in the System
- Full AP cycle
- Bank Reconciliation
- Beginning Balances
- Add-On Modules as Applicable


1
2
3
4

OPERATIONS IMPLEMENTATION PROCESS

Items In
- Purchased Items
- Vendor Items
- Units of Measure
- Historical Net Sales

Managing Items
- Creation of New Items
- Operational Reporting Categories

Inventory Items
- Stock Count Templates Created
- Stock Count Training

Recipes
- Recipe Creation Training
- Add-On Modules as Applicable


1
2
3
4

(Employee Scheduling, if purchased, can be covered any-time after the POS is connected)

Pricing and Order Form – Including Annual Payment Term Discounts

R365 Pricing

v18.3

Prepared on 5/27/2021
Expires On 5/31/2021

SOFTWARE

Bundle	Description	Quantity	Price	Monthly Total	
Essential	Accounting - Industry Financials - Inventory - Scheduling - Smart Labor - Recipe Costing - Smart Prep - Purchase Orders - Manager Log Book - Daily POS Polling	27	$ 369.00	$ 9,963.00	Dick's/Fat Patty's / Wing House
Basic	Basic GL/AP/AR - Bank Reconciliation - Industry Financials - Document Management - Budgets - POS/Bank/Payroll Connections	0	$ 129.00	$ -	Applebee's

Add - Ons	Description	Quantity	Price	Monthly Total
AP Capture - 100 Invoice Pack	Entry of up to 100 invoices per bundle, per month, across all stores. Includes line item details. Not available for integrated EDI vendors. Entry within 24 hours. $0.99 Overage Fee Per Invoice	1	$ 99.00	$ 99.00
AP Payments	Automated AP Payments - $1.50/Check - .50/ACH - Free for Virtual Card	No	$ -	$ -
Fixed Assets*	Fixed Asset Management - Automatic Depreciation - Track Lifetime Costs, Construction in Progress, Services Plans - Easy Asset Transfer	Yes	$ 299.00	$ 299.00
Custom Financial Reporting*	Custom Financial Report Writer - Custom Formatting, Layout & Appearance - Pre-Built Report Templates - Excel Export - Report Previews	No	$ 499.00	$ -
Franchising*	Franchise Accounting: Royalty Billing, Contract Tracking, Sales Reporting, Auto-Polling of Restaurants Sold Separately	Yes	$ 299.00	$ 299.00
Franchising Daily POS Polling	Auto-Polling of Franchise Daily Sales Data of Franchisee POS System	16	$ 30.00	$ 480.00

Total Monthly Cost - All Stores		$ 11,140.00
Discount	34%	$ 3,753.94
Discounted Monthly Total		$ 7,386.06

SERVICES

Setup & Implementation	Description	Price	One-Time Total
Standard Implementation	Technical System Setup - POS Integration - 3 Vendor Integration/Imports - Bank Upload/Bank Connect for available Accounts - 1 Year Historical Net Sales - 1 Year GL Import - Academy/Web Training - Milestone Progress Checks and Weekly Coach Engagements	$ 43,775.30	$ 43,775.30

Optional Services	Description	Quantity	Price	One-Time Total	
Item Build by R365	One time format and import of digitally provided items	1	$ 2,000.00	Included	
Recipe Build by R365	One time format and import of digitally provided recipes, per concept	2	$ 2,000.00	$ 4,000.00	Dick's / Wing House
Vendor Integrations	Additional F&B Integrations, per vendor	0	$ 500.00	$ -	
Additional Concept Setup	Additional Setup, per concept	3	$ 750.00	Included	
Additional Imports	Additional Imports of Vendors, Customers, Inventory Items, Stock Count Templates, etc.... (Per Import)	0	$ 250.00	$ -	
General Ledger Imports	Additional Imports of historical GL data - priced per year, per legal entity	0	$ 225.00	$ -	
Professional Services	Hourly rate for additional custom services work	0	$ 175.00	$ -	

Total One-Time Services		$ 47,775.30
Discount	38%	$ 18,154.61
Discounted Services Total		$ 29,620.69

First Annual Payment	$ 88,632.72
Services Broken Into 2 Payments	$ 14,810.34
Total Due Upon Signing	$ 103,443.06

Notes

Discounts on software and services based on scope of entire project (including 41 Applebee's to be added at a later date) and in exchange for annual payment terms, agreeing to be a referenceable customer, as and providing new prospective customer referrals to Josh O'Rourke. 41 Applebee's locations will be added within 9 months of signing at "Basic" accounting package and eligible for same percentage discounts (with annual agreement) once POS data integration path is established and confirmed. R365 and ARC group will begin the due diligence process on Applebee's POS integration build and make appropriate IT team introductions within 30 days of signing so the remaining locations can be added at earliest opportunity. Non-integrated locations can be managed in this databse at no additional charge via Journal Entry until a POS (or ROSNET) polling integration is established

* Products sold per database

Billing Schedule

		Subscription	Services	Total Payment
Initial Payment = First Monthly Payment + Services	5/27/2021	$ 88,632.72	$ 14,810.34	$ 103,443.06
Month 2	6/27/2021	$ -	$ 14,810.34	$ 14,810.34
Month 3	7/27/2021	$ -	$ -	$ -
Month 4	8/27/2021	$ -	$ -	$ -
Month 5	9/27/2021	$ -	$ -	$ -
Month 6	10/27/2021	$ -	$ -	$ -
Month 7	11/27/2021	$ -	$ -	$ -
Month 8	12/27/2021	$ -	$ -	$ -
Month 9	1/27/2022	$ -	$ -	$ -
Month 10	2/27/2022	$ -	$ -	$ -
Month 11	3/27/2022	$ -	$ -	$ -
Month 12	4/27/2022	$ -	$ -	$ -
Month 13	5/27/2022	$ 88,632.72	$ -	$ 88,632.72

BILL TO:

Company Name ("Customer"):	ARC Group Inc
Street:	1409 Kingsley Av, Bldg 2
City, State Zip:	Orange Park, FL 32073
Primary Contact:	Yannick Bastien
Primary Contact Phone:	4075924564
Primary Contact Email:	Yannick@arcgrpinc.com

TERMS AND CONDITIONS

Billing Frequency:	Annual	Payment Method:	ACH
Payment Terms:	Upon Signature	Subscription Term:	12-month auto renewal

This order form is for a subscription to Restaurant365 and provided implementation services. Upon signature by customer and submission, this order form shall become legally binding. This order form is governed by the terms of the Restaurant365 Master Subscription Agreement (MSA) found at https://www.restaurant365.com/msa unless customer has a signed master subscription agreement executed by Restaurant365 to supersede the original MSA.

PAYMENT INFORMATION

Bank Name:	City National Bank of Florida
Account Number:	30000098596
Routing Number:	066004367
Type - Checking or Savings Account:	Checking

PROJECT INFORMATION

	Name	Phone	Email
Overall Project Lead	Yannick Bastien	4075924564	Yannick@arcgrpinc.com
Accounting Project Lead	Yannick Bastien	4075924564	Yannick@arcgrpinc.com
Operations Project Lead	Joe Dominiak	9168384634	Joe@arcgrpinc.com
Primary IT/POS Contact	Tbd	Tbd	Tbd

Customer Restaurant365 URL *(Website address for your system. 3-20 letters & numbers only, cannot begin with a number)*

https://Arcgrpinc.restaurant365.com

SIGNATURES

Joe Dominiak	Alex Barrios
Customer Signature	Restaurant365 Signature
Joe dominiak	Alex Barrios
Printed Name	Printed Name
President/coo	Sr. Revenue Analyst
Title	Title
05/27/2021	05/27/2021
Date	Date